UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________
FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 1, 2026
GATX Corporation
(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
233 South Wacker Drive
Chicago, Illinois 60606-7147
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
 __________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
	GATX	NYSE Texas, Inc
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported, on January 1, 2026, GATX Corporation, a New York corporation (“GATX” or the “Company”), acquired approximately 101,000 railcars from Wells Fargo Bank, N.A., a national banking association, and its affiliates (“Wells Fargo”), for $4.2 billion through a newly formed joint venture with Brookfield Infrastructure Partners L.P. and its institutional partners (collectively, “Brookfield”). Initially, GATX’s ownership share in the joint venture (“GABX”) is 30%, with Brookfield’s share at 70%. GATX holds annual call options to acquire up to 100% of GABX over time. A portion of the purchase price was financed by GABX in the form of debt financing, which is guaranteed by GATX. GATX also directly purchased approximately 200 locomotives from Wells Fargo, and Brookfield directly acquired Wells Fargo’s rail and locomotive finance lease portfolio. GATX will serve as manager of the railcars at GABX and the railcars and locomotives in the finance lease portfolio purchased directly by Brookfield.

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed on January 5, 2026 to include the historical financial statements of Wells Fargo Rail, a carve out business of Wells Fargo & Company (“Wells Fargo Rail”), as of and for the years ended December 31, 2025 and 2024, and the unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2025 (the “pro forma financial statements”).

The historical audited financial statements of Wells Fargo Rail as of and for the years ended December 31, 2025 and 2024, and the pro forma financial statements as of and for the year ended December 31, 2025, are included in the exhibits of this Form 8-K/A and are incorporated by reference into GATX's registration statements on Form S-3 (file no. 333-286436) and Forms S-8 (file no. 333-219346, file no. 333-182219, file no. 333-145581, and file no. 333-145583).

FORWARD-LOOKING STATEMENTS

Statements in this report not based on historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and, accordingly, involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance, or achievements to differ materially from those discussed. Forward-looking statements include statements as to our future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects, or future events. In some cases, forward-looking statements can be identified by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "outlook," "continue," "likely," "will," "would," and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made, and are not guarantees of future performance. We do not undertake any obligation to publicly update or revise these forward-looking statements, except to the extent required by applicable law.

The following factors, among others and in addition to the risks, uncertainties, and other important factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2025 and in our other filings with the U.S. Securities and Exchange Commission ("SEC"), could cause actual results to differ materially from our current expectations expressed in forward-looking statements:

•a significant decline in customer demand for our transportation assets or services, including as a result of:
◦prolonged inflation or deflation
◦high interest rates
◦weak macroeconomic conditions and world trade policies
◦weak market conditions in our customers' businesses
◦adverse changes in the price of, or demand for, commodities
◦changes in railroad operations, efficiency, pricing and service offerings
◦changes in, or disruptions to, supply chains
◦availability of pipelines, trucks, and other alternative modes of transportation
◦changes in conditions affecting the aviation industry, including geopolitical tensions or conflicts, geographic exposure and customer concentrations
◦customers' desire to buy, rather than lease, our transportation assets
◦other operational or commercial needs or decisions of our customers
•reduced demand for our rail assets resulting from a change in pricing, service offerings, or operating conditions of North American railroads
•competitive factors in our primary markets
•threatened or implemented changes in tariffs or other global trade policies
•higher costs associated with increased assignments of our transportation assets following non-renewal of leases or a significant increase in compliance-based maintenance events
•events having an adverse impact on assets, customers, or regions where we have a concentrated investment exposure
•financial and operational risks associated with long-term purchase commitments for transportation assets
•reduced opportunities to generate asset remarketing income
•inability to successfully consummate and manage ongoing acquisition and divestiture activities, including the recent acquisition of the Wells Fargo fleet

•reliance on Rolls-Royce in connection with our aircraft spare engine leasing businesses
•potential obsolescence of our assets
•risks related to our international operations and expansion into new geographic markets, including laws, regulations, tariffs, taxes, treaties or trade barriers affecting our activities in the countries where we do business
•failure to successfully negotiate collective bargaining agreements with the unions representing a substantial portion of our employees
•inability to attract, retain, and motivate qualified personnel, including key management personnel
•inability to protect our information technology from cybersecurity threats
•risks posed by artificial intelligence
•exposure to damages, fines, criminal and civil penalties, and reputational harm arising from a negative outcome in litigation, including claims arising from an accident involving transportation assets
•changes in, or failure to comply with, laws, rules, and regulations
•environmental liabilities and remediation costs
•operational, functional and regulatory risks associated with climate change, severe weather events, and other environmental concerns
•risks associated with sustainability concerns
•U.S. and global political conditions and the impact of increased geopolitical tension, civil unrest and armed conflict on domestic and global economic conditions
•prolonged inflation or deflation or interest rate increases
•deterioration of conditions in the capital markets, reductions in our credit ratings, or increases in our financing costs
•fluctuations in foreign exchange rates
•inability to obtain cost-effective insurance
•changes in assumptions, increases in funding requirements or investment losses in our pension and post-retirement plans
•inadequate allowances to cover credit losses in our portfolio
•asset impairment charges we may be required to recognize
•inability to maintain effective internal control over financial reporting and disclosure controls and procedures
•risks of a widespread health crisis

Item 9.01 Financial Statements and Exhibits

(a)    Financial statements of business acquired

•The audited combined carve-out financial statements of Wells Fargo Rail as of and for the years ended December 31, 2025 and 2024 and the related notes to the combined carve-out financial statements are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b)    Pro forma financial information

•The unaudited pro forma condensed combined financial statements, and the related notes thereto, of GATX and Wells Fargo Rail as of and for the year ended December 31, 2025 are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(c)    Exhibits

Exhibit No.	Description
23.1	Consent of KPMG LLP.
99.1	Audited combined carve-out financial statements of Wells Fargo Rail as of and for the years ended December 31, 2025 and 2024.
99.2	Unaudited pro forma condensed combined financial statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Thomas A. Ellman
Thomas A. Ellman
Executive Vice President and Chief Financial Officer

March 3, 2026